ERShares US Large Cap™

Institutional Class: IMPLX

(the “Fund”)

Supplement dated February 28, 2023, to the Prospectus
and Statement of Additional Information, each dated October 28, 2022.

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The Board of Trustees of EntrepreneurShares Series Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on March 30, 2023 (“Liquidation Date”).

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. Additionally, the Fund will no longer adhere to the policy to invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics (Entrepreneurial Companies), as determined by the Fund's portfolio manager. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains and ordinary income will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MARCH 30, 2023 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund toll-free at 877-271-8811.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information for the Fund, each dated October 28, 2022, which provide information that you should know about the Fund. These documents are available upon request and without charge by calling the Fund toll-free at 877-271-8811 or by writing to, ERShares US Large Cap™ c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707.

Please retain this Supplement for future reference.